Sprouts Strategy 2020 and Beyond Exhibit 99.2 [COMPANY LOGO]

Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”) or its management "anticipates," "plans," "estimates," "expects," "believes," or the negative of these terms and other similar expressions) that are not statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s guidance, outlook, financial targets, growth and opportunities. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, risks associated with the COVID-19 pandemic; the Company’s ability to execute on its long-term strategy; the Company’s ability to successfully compete in its intensely competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its rapid growth; the Company’s ability to maintain or improve its comparable store sales and operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings. The Company intends these forward-looking statements to speak only as of the date of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law. Non-GAAP Financial Measures This presentation refers to EBITDA Margin, EBIT Margin and ROIC, each of which is a Non-GAAP Financial Measure. These measures are not prepared in accordance with, and are not intended as alternatives to, generally accepted accounting principles in the United States, or GAAP. The Company's management believes that such measures provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company, and certain of these measures may be used as components of incentive compensation. The Company defines EBITDA as net income before interest expense, provision for income tax, and depreciation, amortization and accretion and adjusted EBITDA as EBITDA excluding the impact of special items. The Company defines EBIT, as net income before interest expense and provision for income tax, and adjusted EBIT as EBIT, excluding the impact of special items. EBITDA Margin and EBIT Margin reflect such measures divided by net sales for the applicable period. The Company defines ROIC as net operating profit after tax (“NOPAT”), including the effect of capitalized operating leases, divided by average invested capital. Non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, non-GAAP measures should not be considered as a measure of discretionary cash available to use to reinvest in the growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each non-GAAP measure has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP.

STRATEGY We want to recognize our team members for their continued dedication through the COVID-19 health crisis. By helping millions of customers in our stores each week, they truly are everyday heroes. Their efforts support our long-term vision of building a brand that is good for you, good for your family, and good for the planet. - Jack Sinclair, CEO FRESH GOOD-FOR-YOU GROCERIES

SPROUTS STRATEGY Win with Target Customer Identified through research to have tremendous opportunity Refine Brand and Marketing Approach Elevate national recognition and top of mind awareness Update Format and Expand in Select Markets Smaller stores with higher returns where our core customers live Create an Advantaged Fresh Supply Chain Drive efficiencies across our network of fresh distribution centers Deliver on our Financial Targets and Box Economics Drive 10+% unit growth and low double-digit earnings growth, while expanding ROIC

Target Customers looking for: Healthy and organic options Better for you, quality products Innovative and differentiated products Great store experience Support in living a healthier lifestyle Ample Opportunity to Gain Market Share, as Sprouts Serves Only a Small Portion of these Target Customers Today New customer segmentation research yielded a deeper understanding of Sprouts’ Target Customer

Consumers Spend $1.2T on Food at Home 3% Share Increase of the Target Customer would Double Sales Sprouts’ Share Today Tremendous Opportunity to Gain Share in Winning Target Customer Segment [PIE CHART] Sprouts Targets Customers Sprouts Share Today Halo Customers All Other

Meeting Customer Needs with Grocery Delivery and Pickup Home Delivery in All Major Markets Grocery Pickup Expanding to All Stores

Elevate national brand recognition and top of mind awareness Tell the story around differentiation and innovation Build more capability around digital and social connections Establish a truly differentiated private label Focus more on good value every day and meaningful promotions Brand and Marketing

Meaningful Promotions – We Will Continue to Bring Good Value Everyday to our Customers Promotional mix down Promotional margins up [COUPON GRAPHIC]

Deliver a Unique, Friendly Experience with Healthy, Innovative Products in a Smaller Box with Higher Returns Format to Stay True to our Fresh-focused Farmer’s Market Heritage Prioritize Categories For Growth Potential Continue to Offer all Categories 21K-25K Small Market Layout square foot box From… To… 30K Enhanced Layout square foot box

Lower Cost to Build Reduce Non-Selling Space Decreased Occupancy Cost Reduce Operating Cost Sales Remain Flat Strong Returns & Ability to Accelerate Growth Smaller Store Benefits

Site selection intersecting: Target customers Growth potential Supply chain Expansion Markets Drive growth in existing markets with support of Distribution Centers California & Texas – More opportunity to fill in where we are strong Build out Mid-Atlantic and Florida 300-400 New Stores in Expansion Markets – Minimum 10% Unit Growth Existing DCs [MAP OF STORES]

Deliver on Fresh Commitment Distribution Centers (DC) are located within 500 or more miles of the stores 5 DC serving 345 stores (Atlanta serving southern Florida) Multiple deliveries to the stores daily Current Future Aspire DC to be within 250 miles of the majority of stores Additional Florida & Colorado DCs in 2020/2021 Mid-Atlantic DC 2021/2022 Leverage existing DC space to reduce overall costs; cross-docking more products Drive efficiencies and simplicity in store & DC replenishment process Create an Advantaged Fresh Supply Chain

STRATEGY Sprouts’ strong and resilient cash generation will enable our strategy to come to life, support the long-term, profitable growth of the business, and provide meaningful career opportunities for current and future team members - Denise Paulonis, CFO

Low Double-Digit Earnings Growth and Expansion of ROIC Financial Targets Cost to Build Reduced & Attractive New Store Economics 10% unit growth or more Low single digit comps Stable to Expanding EBIT Margins

Reduction in Sq Ft Reduction in Fixtures ~ 20% reduction in square feet ~ 20% reduction in capital dollars Cash Investment $3.2M blended prototype including CapEx (less TI), IT and other opening costs Other Opening Costs Reduction in inventory & pre-opening expenses Reduction in Target Cost to Build

Sales EBITDA Margins 20% to 25% sales growth in 4 years $16M - $18M annual Sales per Box in year 4 Blended 8% EBITDA Margins in year 4 Cash on Cash Return ~40% by year 4, continues to grow in year 5 Cash Investment $3.2M average new store build including CapEx, Inventory and Pre-opening expenses New Store Four Wall Box Target Economics

Unit growth (1) Annual Unit Growth Target of 10% or More Long Runway of Organic Growth 2019 actual unit growth, 2020 projected unit growth, 2021 and beyond represent a range of potential growth 340 360 2019 2020 2021 2022 2023 2024 2025 [BAR CHART]

Low Single Digit Comps Target Key Comp Drivers Low Single Digit Comps Brand and marketing Innovative, differentiated products Ecommerce Better new store ramp with smarter promotional approach

Stable to Expanding EBIT Margins Stable to Expanding EBIT Margins All Stores New Stores Smarter Promotions Improved Buying Supply Chain Optimization Labor Productivity Improving Shrink Headwinds from Labor & Benefit Costs Headwinds from ecommerce Reduction in Cost to Build (Improved DA) Lower Rents driven by Smaller Boxes Less Efficient Operations during Maturity ramp-up

Invest in store unit growth (self funded) Invest in sales initiatives Invest in Brand Return excess cash/pay down debt NET CASH PROVIDED by OPERATIONS ($ in mm) Leveraging Strong Cash Generation [BAR CHART] $240 $254 $310 $294 $355 2015 2016 2017 2018 2019

Capital Expense Driven by New Store Growth Capex Spend as % of Sales ($ in mm) [BAR CHART] 4.0% 3.0% 2.8% ~2.0% ~2.5% to 3.5% 2017 2018 2019 2020 2021 + New Stores Sales Initiatives & Infrastructure Maintenance

Low Double-Digit Earnings Growth and Expansion of ROIC Financial Targets Cost to Build Reduced & Attractive New Store Economics 10% unit growth or more Low single digit comps Stable to Expanding EBIT Margins